Final Execution Version

THIRD AMENDMENT TO

RECEIVABLES LOAN AGREEMENT

THIS THIRD AMENDMENT TO RECEIVABLES LOAN AGREEMENT (this “Amendment”) is made effective as of February 11, 2011, by and between LIBERTY BANK, a Connecticut non-stock mutual savings bank (“Lender”) and BLUEGREEN CORPORATION, a Massachusetts corporation(“Borrower”).

BACKGROUND

A.        Borrower and Lender have previously entered into a Receivables Loan Agreement dated August 27, 2008, as amended by (i) that certain First Amendment to Receivables Loan Agreement dated as of July 29, 2009 and (ii) that certain Second Amendment to Receivables Loan Agreement dated as of September 27, 2010 (as amended, the “Loan Agreement”).

B.        Borrower has requested and Lender has agreed to further amend the terms of the Loan Agreement subject to the terms and conditions set forth in this Amendment.

C.        All capitalized terms not defined in this Amendment shall have the meanings set forth in the Loan Agreement.

NOW, THEREFORE, intending to be legally bound hereby and for other good and valuable consideration, the parties agree as follows:

1.          Cross-Collateralization. Borrower hereby acknowledges and agrees that the Collateral shall also secure all obligations of Borrower pursuant to that certain Receivables Loan Agreement dated of even date herewith by and among Borrower, Lender (in its capacity as a “Lender” thereunder and as administrative and collateral agent for the “Lenders” named therein) and certain other “Lenders” as named therein (as the same may be amended, restated, modified or supplemented from time to time, the “New Loan Agreement”) and all other loan documents executed in connection therewith or given as security therefor (collectively, the “New Loan Documents”). All liens, pledges, assignments, mortgages, security interests and collateral granted pursuant to the New Loan Agreement and the New Loan Documents shall also secure the Obligations. Notwithstanding the foregoing, upon the payment in full of the Receivables Loan and termination of the Loan Agreement and the other Loan Documents, Lender agrees that (a) the liens, pledges, assignments, mortgages, security interests and collateral granted by Borrower to Lender pursuant to the Loan Agreement or the other Loan Documents shall be released as provided in Section 4 below and (b) the Collateral shall no longer secure any obligations of Borrower pursuant to the New Loan Agreement or the New Loan Documents.

2.          Cross-Default. Until the payment in full of the Receivables Loan and termination of the Loan Agreement and the other Loan Documents, Borrower hereby acknowledges and agrees that the occurrence of a “Default” or an “Event of Default” under the New Loan Agreement and/or other New Loan Documents shall constitute an Event of Default under the Loan Agreement.

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3.          Prepayment to HSBC Bank U.S.A., N.A. Notwithstanding anything contained in the Loan Agreement to the contrary, including without limitation Section 5.6 thereof, Borrower shall be permitted to prepay, without any prepayment fee, an amount equal to the then outstanding aggregate principal balance of HSBC Bank U.S.A., N.A.’s participation interest in the Receivables Loan; provided, however, such prepayment must repay in full (and not in part) such participation interest of HSBC Bank USA, N.A. In the event that Borrower elects to prepay HSBC Bank U.S.A., N.A.’s participation interest in the Receivables Loan, Lender may, in its sole discretion, require Borrower to refinance, without any prepayment fee, the then remaining aggregate outstanding principal balance of the Receivables Loan with the proceeds of the credit facility to be extended pursuant to the New Loan Agreement. Borrower agrees to execute and deliver such amendment or other agreements that Lender may reasonably require to reflect such refinancing.

4.          Release of Collateral. In the event of (a) a partial prepayment of the Receivables Loan subject to the terms and conditions set forth in Section 5.6 of the Loan Agreement or as permitted in Section 3 of this Amendment, or (b) a prepayment in full of the Receivables Loan and termination of the Loan Agreement and the other Loan Documents, Lender shall release its security interest and assign or deliver to Borrower such Timeshare Loans, Notes, Mortgages and other related Collateral collaterally assigned to Lender, under the Loan Agreement or the other Loan Documents, provided that, if such prepayment is a partial prepayment of the Receivables Loan permitted under Section 5.6of the Loan Agreement or as permitted in Section 3 of this Amendment, Lender and Borrower shall mutually agree as to the collateral pool to be released, so that (i) the quality and nature of the Timeshare Loans, Notes, Mortgages and other related Collateral from the credit underwriting standard after such release is materially consistent with the quality and nature of the Timeshare Loans, Notes, Mortgages and other related Collateral from a credit underwriting standard that existed immediately prior to such partial prepayment and release, (ii) Borrower maintains an “effective” advance rate immediately following such partial prepayment and release which is equal to the “effective” advance rate immediately prior to such partial prepayment and release, but in no event shall such advance rate exceed ninety percent (90%) of the unpaid principal balance of Qualified Timeshare Loans included within the Liberty Portfolio Timeshare Loans assigned to Lender in connection with prior Advances, and (iii) no Default or Event of Default will result from such release. All releases by Lender to Borrower shall be (a) in form reasonably satisfactory to Lender, and (b) at Borrower’s cost and expense.

5.          Recordation of Assignments; Confirmation of Recording. Notwithstanding anything contained in the Loan Agreement to the contrary, including without limitation Section 6.2 thereof, Borrower shall, within thirty (30) days of the date hereof, submit for recording with the applicable real estate records all presently unrecorded Assignments for all Timeshare Loans now existing or hereafter arising which have been assigned to Lender pursuant to the terms and conditions of the Loan Agreement and documents collateral thereto or upon which Lender has based Advances under the Receivables Loan (and all replacements of such Timeshare Loans), shall cause the applicable Title Company or such other Person approved by Lender to provide Lender with telecopied confirmation of such recording in the form of Exhibit F attached to the Loan Agreement and shall comply with all other applicable terms and conditions set forth in the Loan Agreement regarding the recordation of Assignments, including without limitation, Section 21.7 and Section 22 thereof.

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6.          No Material Adverse Change in Financial Condition. Notwithstanding anything to the contrary contained in the Loan Agreement, including without limitation Section 7.12 thereof, except as described on Schedule 7.12 attached hereto, Borrower represents and warrants to Lender thatthere has been no Material Adverse Change in the financial condition of Borrower or its subsidiaries since September 30, 2010.

7.          Current Compliance. Notwithstanding anything to the contrary contained in the Loan Agreement, including without limitation Section 7.15 thereof, except as described on Schedule 7.12 attached hereto, Borrower represents and warrant to Lender that Borrower is currently in compliance with all of the terms and conditions of the Loan Agreement and all other Loan Documents and no Incipient Default or Event of Default currently exists.

8.          Pension Plans. Notwithstanding anything to the contrary contained in the Loan Agreement, including without limitation Section 7.16 thereof, except as described on Schedule 7.16 attached hereto, Borrower represents and warrants to Lender that Borrower has no obligations with respect to any Plan.

9.          Annual Association Financial Statements. Notwithstanding anything contained in the Loan Agreement to the contrary, including without limitation Section 16.3 thereof, Borrower shall deliver to Lender the annual financial statements of each of the Associations of the Primary Projects, as set forth in Section 16.3, as soon as available and in any event within “one hundred eighty (180) days after the end of each fiscal year” instead of within “one hundred twenty (120) days after the end of each fiscal year.”

10.          Updated Schedules and Exhibits. The following Schedules and Exhibits to the Loan Agreement shall be amended as follows:

10.1          Unit Ready of Use. Schedule 8.5 to the Loan Agreement shall be and is hereby amended and restated, in its entirety, by Schedule 8.5 annexed hereto.

10.2          Timeshare States. Schedule 8.9 to the Loan Agreement shall be and is hereby amended and restated, in its entirety, by Schedule 8.9 annexed hereto.

10.3          Developer Subsidy. Schedule 8.14 to the Loan Agreement shall be and is hereby amended and restated, in its entirety, by Schedule 8.14 annexed hereto.

10.4          List of Title Companies. Exhibit K to the Loan Agreement shall be and is hereby amended and restated, in its entirety, by Exhibit K annexed hereto.

11.          Further Agreements and Representations. Borrower hereby:

11.1          ratifies, confirms and acknowledges that the Loan Agreement, as amended hereby, and all other Loan Documents to which Borrower is a party continue to be valid, binding and in full force and effect as to Borrower as of the date of this Amendment, and enforceable as respects Borrower in accordance with their terms;

11.2          covenants and agrees to perform all of its obligations under the Loan Agreement, as amended hereby, and all other Loan Documents;

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11.3          acknowledges and agrees that as of the date hereof, it does not have any defense, set-off, counterclaim or challenge against the payment of any sums owing to Lender or the enforcement of any of the terms of the Loan Agreement, as amended hereby, or any of the other Loan Documents;

11.4          ratifies, confirms and continues all liens, security interests, pledges, rights and remedies granted to Lender by Borrower in the Loan Documents;

11.5          represents and warrants that all representations and warranties of Borrower as contained in the Loan Agreement and the other Loan Documents are true, correct and complete as of the date of this Amendment.

11.6          represents and warrants that all schedules and exhibits attached to and made part of the Loan Agreement and the other Loan Documents are true, correct and complete as of the date of this Amendment; and

11.7          represents and warrants that no condition or event exists after taking into account the terms of this Amendment which would constitute a Default or an Event of Default.

12.          Other References. All references in the Loan Agreement and all the Loan Documents to the term “Loan Documents” shall mean the Loan Documents as defined therein, this Amendment and any and all other documents executed and delivered by Borrower pursuant to and in connection herewith.

13.          No Novation. Nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of any of the Loan Documents and shall not constitute a release, termination or waiver of any of the liens, security interests, rights or remedies granted to Lender in the Loan Agreement or the other Loan Documents.

14.          No Waiver. Nothing contained herein constitutes an agreement or obligation by Lender to grant any further amendments to any of the Loan Documents. Nothing contained herein constitutes a waiver or release by Lender of any rights or remedies available to Lender under the Loan Documents, at law or in equity.

15.          Inconsistencies. To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the Loan Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Agreement and any other Loan Documents not inconsistent herewith shall remain in full force and effect.

16.          Binding Effect. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

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17.          Governing Law. THIS AMENDMENT, THE LOAN DOCUMENTS AND ALL TRANSACTIONS CONTEMPLATED HEREUNDER, AND ALL THE RIGHTS OF THE PARTIES SHALL BE GOVERNED AS TO THE VALIDITY, INTERPRETATION, CONSTRUCTION, ENFORCEMENT AND IN ALL OTHER RESPECTS BY THE LAW OF THE STATE OF CONNECTICUT, THE PRIMARY PLACE OF BUSINESS OF LENDER, WITHOUT REGARD TO ITS RULES AND PRINCIPLES REGARDING CONFLICTS OF LAWS OR ANY RULE OR CANON OF CONSTRUCTION WHICH INTERPRETS AGREEMENTS AGAINST THE DRAFTSMAN.

18.          Waiver of Right to Trial by Jury. BORROWER AND LENDER WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING HEREUNDER OR UNDER ANY OF THE DOCUMENTS COLLATERAL HERETO, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER OR LENDER WITH RESPECT HERETO OR TO ANY OF THE DOCUMENTS COLLATERAL HERETO, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER AND LENDER AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. BORROWER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERM OF THIS SECTION.

The waiver and stipulations of the Borrower and Lender in this Section shall survive the final payment or performance of all of the Obligations.

19.          Counterparts; Facsimile Signatures. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were on the same instrument. This Amendment shall become effective upon Lender’s receipt of one or more counterparts hereof signed by Borrower and Lender. Any signature on this Amendment delivered by Borrower by facsimile transmission shall be deemed to be an original signature thereto.

20.          Time of the Essence. Time is of the essence in the performance by Borrower of all its obligations hereunder.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

LIBERTY BANK

By:
Donald S. Peruta, Vice President

BLUEGREEN CORPORATION

By:
Anthony M. Puleo
Senior Vice President, CFO and
Treasurer

Acknowledged, accepted and consented to by:

TD BANK, N.A.

By:
Name/Title:	Dated: February ______, 2011

Acknowledged, accepted and consented to by:

HSBC BANK USA, N.A.

By:
Name/Title:	Dated: February ______, 2011

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